                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

        Date of Report (Date of earliest event reported): April 13, 2006
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                    33-59380                      13-3287757
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(State or other               (Commission                  (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)

     529 Fifth Avenue, New York, New York                    10017
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   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 808-2800

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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*        The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On April 13, 2006, the Compensation Committees of the Boards of
Directors of Finlay Enterprises, Inc. ("Finlay Enterprises") and Finlay Fine
Jewelry Corporation ("Finlay Jewelry" and collectively with Finlay Enterprises,
"Finlay"), authorized 2005 performance-based cash bonus awards to each of the following executive officers in the amounts set forth below:

                Name                         2005 Bonus
                ----                         ----------
          Arthur E. Reiner                    $526,263

          Joseph M. Melvin                    $142,036

          Leslie A. Philip                    $148,205

          Edward J. Stein                     $122,556

          Joyce Manning Magrini               $102,115

          Bruce E. Zurlnick                   $ 97,402

     In addition, Mr. Reiner will receive, pursuant to the terms of his
Employment Agreement as previously reported, stock incentive compensation of
$209,458 for which the number of shares has not yet been determined.

     On April 13, 2006, the Compensation Committees also approved the performance goals and incentive targets in respect of the 2006 fiscal year for cash and stock incentive compensation awards under Finlay Enterprise's 2004 Cash
Bonus Plan and the 1997 Long Term Incentive Plan, as amended, for Arthur E.
Reiner (Chairman, President and Chief Executive Officer) pursuant to the terms of his Employment Agreement as previously reported, except that the maximum aggregate value of Mr. Reiner's stock incentive compensation for the 2006 fiscal year is $200,000. Cash incentive compensation awards for other senior executive officers of the Registrant and Finlay Jewelry, based on the achievement by
Finlay Jewelry of a "target level" of EBITA (on a FIFO basis) for such fiscal year, were also approved.

       Each of Joseph M. Melvin (Executive Vice President and Chief Operating
Officer), Leslie A. Philip (Executive Vice President and Chief Merchandising
Officer), Edward J. Stein (Senior Vice President and Director of Stores), Joyce
Manning Magrini (Executive Vice President - Administration) and Bruce E.
Zurlnick (Senior Vice President, Treasurer and Chief Financial Officer) are
entitled to receive cash incentive compensation for the 2006 fiscal year based on the achievement by Finlay Jewelry of a target level of EBITA (on a FIFO basis) for such fiscal year, as follows: (i) if EBITA (on a FIFO basis) is 80%
of the target level, the cash incentive compensation payable to each such officer shall be 20% of the applicable "Target Incentive Amount" (the officer's
2006 base salary); and (ii) if EBITA (on a FIFO basis) exceeds 80% of the target level, the percentage of the applicable Target Incentive Amount payable shall be equal to the sum of 20% plus 2% for each percentage point by which EBITA (on a
FIFO basis) in such fiscal year exceeds 80% of the target level. The cash incentive compensation for any such officer shall be contingent upon continued
employment thereof by Finlay through April 25, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINLAY FINE JEWELRY CORPORATION

Dated: April 19, 2006                      By: /s/ Bruce E. Zurlnick
                                               ---------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer

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